UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: September 8, 2010


                            The X-Change Corporation
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 002-41703

         Nevada                                                90-0156146
(State of incorporation)                                (IRS Employer ID Number)

12655 North Central Expressway, Suite 1000 Dallas TX             75243
     (Address of principal executive offices)                  (Zip Code)

                                 (972) 386-7350
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ] Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17
    CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 8, 2010, in conjunction with the abandonment of the previously disclosed current business plan consisting of the development and implementation of a Latino-targeted media delivery service and a bilingual home shopping network, The X-Change Corporation (Company) announced the resignation of Fernando Gomez, Richard Steele, and Ron Vigdor from its Board of Directors and as officers of the Company.

Haviland Wright continues as the Company's sole officer and director.

ITEM 8.01 - OTHER EVENTS

PROSPECTIVE ACQUISITION

On September 8, 2010, The X-Change Corporation (Company) announced the pending acquisition of Genesis Key, Inc. (Genesis Key), based in Washington, DC. This acquisition is subject to the execution of a definitive agreement and the completion of appropriate due diligence by all parties.

The terms of the acquisition will involve a change in control of the Company and the appointment of new directors. It is anticipated that the Company will issue 16,000,000 shares of restricted, unregistered common stock of the Company to the shareholders of Genesis Key in exchange for 100% of the issued and outstanding stock of Genesis Key.

Genesis   Key   is   a   US   information    technology    company    developing
secure-mobile-to-enterprise-communications technologies that enable private voice, data, video, and other media across multiple operating systems, devices, carriers and protocols. The Company's management and Genesis Key believe that Genesis Key's flagship product, SecurVoice(C), is the world's first totally secure digital communication software-only solution. This product effectively secures and protects any global voice connection between and within all types of cell, satellite, PBX, SDR and VOIP environments. SecurVoice(C)is an application platform that is device- and carrier-independent and works with all legacy systems, operating on top of existing network carriers. Genesis Key delivers system-level technology solutions to wireless markets. SecurVoice(C) serves both the global public and private sectors.

Genesis Key is a Delaware corporation founded October 7, 2008. Genesis Key's management team includes experienced technology entrepreneurs and business professionals from the consumer, finance, technology, government and homeland security industries, with substantial experience in health, law enforcement, defense, financial, and emergency management industries. An advisory board includes Steve I. Cooper, former CIO for the White House, the Department of Homeland Security, the American Red Cross, and now the CIO of the Air Traffic Controllers technology modernization division of the FAA.

SecurVoice(C) addresses the protection of the increasing number of wireless phones in circulation. The Gartner Group estimates 3.6 billion mobile devices will be in use by the end of 2010. The primary commercial target markets include: the World Health Organization, organizations regulated by HIPPA for voice and data electronic transmission of patient health records; financial institutions that require secure client communications to comply with federal regulations; crisis coordinators that require interoperability with all state and local emergency services; developing nations that do not have an infrastructure of secure telephony for data transmissions; privileged communications; commerce and industry; and individuals who require privacy in their communications.

SecurVoice(C) will be delivered through commercial and government resellers, including SecurDigital of Europe Ltd. (serving the European Union and the Middle
East) and SecurDigital Latin America (for Central and South America). Additional distribution channels are being developed.

Senior management of the Company, subsequent to the closing of this transaction, will include W. Steven Garrett, Genesis Key founder and CEO; Frank R. Mitchell, executive vice president for advanced projects and chief engineer; Chuck Nettleship, executive vice president for global solutions; Will Corry, executive vice president for commercial business development; Eric Rosborg (Major General, US Air Force, Retired), director; and Dean Clifford Bragdon, member of the board of advisors and director of the Global Center for Preparedness and Resiliency at the Florida Institute of Technology.

EXECUTIVE BIOS

W. Steven Garrett, Chairman and CEO of Genesis Key, Inc. and SecureDigital, Inc.(a division of Genesis Key), has forty years experience involved with leading advanced technology start-up companies. He has a knowledge and experience in the management of technology and engineering, franchising, manufacturing, and marketing and sales on a global basis. Mr. Garrett was formerly president of CHDT Corporation, Diversified Technologies Group, Inc., and CNH Holdings, and he is a director of the Global Center for Preparedness and Resilience. Mr. Garrett is also the CEO of the PGC Consortium, developers of systems that design and develop hardened, secure above-ground buildings. Mr. Garrett attended Temple University.

Major General Eric J. Rosborg, Director, possesses more than 30 years experience in aerospace operations, primarily in systems and support, with a focus on strategic planning and international security cooperation. His background includes global operations and partnership development. Gen. Rosborg most recently served as Chief, Office of Defense Cooperation, Turkey. He earned a Bachelor of Science degree from the US Air Force Academy, the Master of Science degree in personnel management from Troy State University, and the Master of Science Degree in national security strategy from the National War College. During a distinguished career in the US Air Force, his most recent command was the 4th Fighter Wing at Seymour Johnson Air Force Base, North Carolina. Prior to assuming his current position, he served as Assistant Deputy Undersecretary of the Air Force for International Affairs.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description of Exhibit
-----------        ----------------------

  99.1         September 8, 2010 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE X-CHANGE CORPORATION


Dated: September 10, 2010                By: /s/ Haviland Wright
                                             -----------------------------------
                                                                 Haviland Wright
                                                     Chief Executive Officer and
                                                  Acting Chief Financial Officer


                                       3